UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2021

MOTUS GI HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38389	81-4042793
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1301 East Broward Boulevard, 3rd Floor Ft. Lauderdale, FL	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 541-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchanged on Which Registered
Common Stock, $0.0001 par value per share	MOTS	The Nasdaq Capital Market

Item 1.01 Entry into a Definitive Material Agreement

As previously reported, on August 28, 2020, Motus GI Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an institutional investor (the “Holder”), pursuant to which the Company issued to the Investor, securities of the Company, including warrants (the “Existing Warrants”) to purchase up to 8,733,625 shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company (the “Warrant Shares”). The Existing Warrants were immediately exercisable at an exercise price of $1.30 per share and expired on the fifth anniversary of the date of issuance.

On January 27, 2021, the Company entered into a Warrant Exercise Agreement (the “Exercise Agreement”) with the Holder. Pursuant to the Exercise Agreement, in order to induce the Holder to exercise all of the remaining 8,000,000 outstanding Existing Warrants for cash, pursuant to the terms of and subject to beneficial ownership limitations contained in the Existing Warrants, the Company agreed to issue to the Holder, new warrants (the “New Warrants”) to purchase 0.75 shares of Common Stock for each share of Common Stock issued upon such exercise of the remaining 8,000,000 outstanding Existing Warrants pursuant to the Exercise Agreement or an aggregate of 6,000,000 New Warrants. The terms of the New Warrants will be substantially similar to those of the Existing Warrants, except that the New Warrants will have an exercise price of $2.12 (a 20% premium to the closing price of the Company’s Common Stock on the Nasdaq Capital Market on January 26, 2021), will be immediately exercisable and will expire five years from the date of the Exercise Agreement. The Holder will pay an aggregate of $600,000 to the Company for the purchase of the New Warrants. The Company expects to receive aggregate gross proceeds before expenses of approximately $11.0 million from the exercise of all of the remaining 8,000,000 outstanding Existing Warrants held by the Holder and the payment of the purchase price for the New Warrants.

Pursuant to the Exercise Agreement, the Holder has agreed, until the date that no Existing Warrants are held by such Holder (i) not to purchase any shares of Common Stock, other than pursuant to exercises of the Existing Warrants and (ii) not to transfer any Existing Warrants other than to transferees who assume the obligations under the Exercise Agreement.

The Warrant Shares were registered for resale pursuant to a registration statement on Form S-1 (File No. 333-249565), filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), on October 20, 2020, which became effective on October 29, 2020. Pursuant to the terms of the Exercise Agreement, the Company has agreed to file a registration statement to register for resale the shares of Common Stock underlying the New Warrants within 30 days of the final exercise of the Existing Warrants.

In connection with the Exercise Agreement, the Company entered into a financial advisory agreement (the “Letter Agreement”) with A.G.P./Alliance Global Partners (“A.G.P.”), pursuant to which A.G.P. acted as exclusive financial advisor to the Company in this transaction and will receive a cash fee of $300,000 upon full cash exercise of the Existing Warrants. As additional compensation, A.G.P. will receive a cash fee equal to $200,000 upon the cash exercise in full of the New Warrants.

Pursuant to the Exercise Agreement, the Company agreed that through March 13, 2021, subject to certain exceptions, not to directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its subsidiaries’ debt, equity or equity equivalent securities.

The description of terms and conditions of the New Warrants, the Exercise Agreement, and the Letter Agreement set forth herein do not purport to be complete and are qualified in their entirety by reference to the full text of the form of New Warrants, the form of Exercise Agreement, and the Letter Agreement which are attached hereto as Exhibits 4.1, 10.1, and 10.2, respectively, and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

The description of the Existing Warrants and the New Warrants set forth under Item 1.01 is incorporated herein by reference.

The Company will issue the New Warrants and the shares of Common Stock underlying the New Warrants to the Holder in reliance on the exemption from registration provided for under Section 4(a)(2) of the Securities Act. The Company relied on this exemption from registration for private placements based in part on the representations made by the Holder, including the representations with respect to the Holder’s status as an “accredited investor,” as such term is defined in Rule 501(a) of the Securities Act, and the Holder’s investment intent.

Item 7.01 Regulation FD Disclosure.

On January 27, 2021, the Company issued a press release in connection with the Exercise Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference in this Item 7.01.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

4.1	Form of New Warrant
10.1	Form of Warrant Exercise Agreement, dated as of January 27, 2021, by and between Motus GI Holdings, Inc. and the Holder.
10.2	Letter Agreement, dated as of January 27, 2021, by and between A.G.P./Alliance Global Partners and the Company
99.1	Press release issued by Motus GI Holdings, Inc. dated January 27, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTUS GI HOLDINGS, INC.

Dated: January 27, 2021	By:	/s/ Timothy P. Moran
	Name:	Timothy P. Moran
	Title:	Chief Executive Officer

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